                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO.1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 6, 2003


                           COMMUNITY BANK SYSTEM, INC.
                  (Exact name of registrant as specified in its
                                    charter)


        Delaware                      0-11716                   16-1213679
     (State of Other         (Commission File Number)        (I.R.S. Employer
     Jurisdiction of                                        Identification No.)
     Incorporation)


 5790 Widewaters Parkway, DeWitt, New York 13214                   13214
     (Address of Principal Executive Offices)                   (Zip code)



         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Regulation FD Disclosure.

                                EXPLANATORY NOTE

      This Amendment No. 1 to the Current Report on Form 8-K of Community Bank System, Inc. (the "Company") originally filed with the Securities and Exchange Commission on May 8, 2003, is being filed to correct the joint press release (the "Press Release") issued by the Company and Peoples Bankcorp, Inc. ("PBI"), a copy of which was attached to such Form 8-K as Exhibit 99.2.

      The Press Release contained a statement that the pending merger (the "Merger") between the Company and PBI is subject to the shareholder approvals of both companies. However, the Company's stockholders do not need to approve the Merger under applicable laws or the rules of the New York Stock Exchange.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMUNITY BANK SYSTEM, INC.

                                    By: /s/ Sanford A. Belden
                                       -----------------------------------------
                                        Name:  Sanford A. Belden
                                        Title: President and Chief Executive
                                               Officer


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